                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ]  Confidential, For Use of the
                                                 Commission Only (as permitted
[X] Definitive Proxy Statement                    by Rule 14a-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12

                                   ALTEON INC.
    ------------------------------------------------------------------------
                 Name of Registrant as Specified in Its Charter


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:


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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:


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    (5)  Total fee paid:


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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:


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     (2) Form, Schedule or Registration Statement No.:


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     (3) Filing Party:


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     (4) Date Filed:


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

                                  ALTEON INC.
                               170 WILLIAMS DRIVE
                            RAMSEY, NEW JERSEY 07446

To Our Stockholders:

     You are most cordially invited to attend the 2002 Annual Meeting of Stockholders of Alteon Inc. at 9:00 A.M., local time, on June 5, 2002, at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07430.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States. Your stock will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.

                                          Sincerely,

                                          KENNETH I. MOCH
                                          Chairman of the Board
                                          President and Chief Executive Officer

                                  ALTEON INC.
                               170 WILLIAMS DRIVE
                            RAMSEY, NEW JERSEY 07446

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 5, 2002

     The Annual Meeting of Stockholders of Alteon Inc., a Delaware corporation, will be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07430, on June 5, 2002, at 9:00 A.M., local time, for the following purposes:

     (1) To elect three directors to serve until the Annual Meeting to be held in 2005 and until their successors have been duly elected and qualified; and

     (2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 9, 2002, are entitled to vote at the meeting, or at any adjournment of the meeting. A complete list of those stockholders will be open to the examination of any stockholder at our principal executive offices at 170 Williams Drive, Ramsey, New Jersey 07446, for a period of 10 days prior to the meeting. The meeting may be adjourned from time to time without notice other than by announcement at the meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE ALTEON THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          ELIZABETH A. O'DELL
                                          Secretary

Ramsey, New Jersey
April 24, 2002

       THE COMPANY'S 2001 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                  ALTEON INC.
                               170 WILLIAMS DRIVE
                            RAMSEY, NEW JERSEY 07446

                                PROXY STATEMENT

     We are furnishing this Proxy Statement in connection with our Annual Meeting of Stockholders to be held on June 5, 2002, at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey 07430, at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Stockholders of record at the close of business on April 9, 2002, will be entitled to vote at the meeting and at any adjournment of the meeting. As of April 9, 2002, there were 31,799,867 shares of common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the meeting.

     You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

     Alteon's Board of Directors is asking for your proxy. Giving us your proxy by properly signing and returning the accompanying proxy card means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, one or none of our director candidates. We will vote as you direct.

     If you properly sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares (i) FOR the election of the nominees named below as directors; and (ii) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the meeting or any adjournment of the meeting.

     You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. However, if you hold shares through someone else, such as a stockbroker, you may receive material from them asking how you want to vote. Each proxy card should be signed and returned to assure that all of your shares are voted.

     You may revoke your proxy any time before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Alteon's Secretary in writing. However, your mere presence at the meeting does not revoke the proxy.

     In order to carry on the business of the meeting, we must have a quorum. This means the holders of at least a majority of our common stock must be represented at the meeting, either by proxy or in person. Votes that are withheld and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

     The three nominees receiving the most votes will be elected to fill the seats on the Board. All other actions considered at the meeting, including an adjournment, may be taken upon the favorable vote of a majority of the votes present in person or represented by proxy at the meeting. Only votes for or against a proposal count. Brokers may submit proxies that do not indicate a vote for a proposal because such brokers do not have discretionary voting authority on the proposal and have not received instructions from their customers on that proposal (i.e., broker non-votes). These broker non-votes are not considered to be shares present for the purpose of calculating the vote on a proposal and will not affect the outcome of such a proposal.

     This Proxy Statement, together with the related proxy card, is being mailed to you on or about April 24, 2002. Our Annual Report to Stockholders for the year ended December 31, 2001, including financial statements, is being mailed concurrently with this Proxy Statement to all stockholders of record as of April 9, 2002. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that they may supply the material to beneficial owners as of April 9, 2002.

                             ELECTION OF DIRECTORS

     At the meeting, three directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2005 and until their successors are elected and qualified. The nominees for election to the Board of Directors are Kenneth I. Moch, Edwin D. Bransome, Jr., M.D., and George M. Naimark, Ph.D. Their biographies appear below.

     Pursuant to our Restated Certificate of Incorporation, the Board of Directors is divided into three classes, each of which serves a term of three years. Class A consists of Ms. Breslow, Mr. Dalby and Mr. Moore, whose terms will expire at the Annual Meeting of Stockholders in 2004. Class B consists of Mr. Moch, Dr. Bransome and Dr. Naimark, whose terms will expire at the meeting. Class C consists of Dr. Novitch and Mr. McCurdy, whose terms will expire at the Annual Meeting of the Stockholders in 2003.

     Proxies solicited by the Board will be voted for the election of the nominees named above, unless otherwise specified in the proxy. All of the persons whose names and biographies appear below are at present directors of Alteon. In the event a nominee should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. The nominees have consented to being named in this Proxy Statement and to serve if elected.

     The current Board of Directors, including the nominees, is comprised of the following persons:

                                           SERVED AS A
NAME                                AGE   DIRECTOR SINCE            POSITIONS WITH ALTEON
----                                ---   --------------            ---------------------
Kenneth I. Moch(1)................  47         1998        Chairman of the Board
                                                           President and Chief Executive Officer
Edwin D. Bransome, Jr., M.D.(1)...  68         1999        Director
Marilyn G. Breslow................  58         1988        Director
Alan J. Dalby.....................  65         1994        Director
David McCurdy.....................  52         1997        Director
Thomas A. Moore...................  51         2001        Director
George M. Naimark, Ph.D.(1).......  77         1999        Director
Mark Novitch, M.D.................  70         1994        Director

     --------------------
     (1) A nominee for election to the Board of Directors.

     The principal occupations and business experience, for at least the past five years, of each director are as follows:

     Kenneth I. Moch, Chairman of the Board, President and Chief Executive Officer, joined Alteon in February 1995, as Senior Vice President, Finance and Business Development and Chief Financial Officer. Mr. Moch became President, Chief Executive Officer and a director of Alteon in December 1998. In June 2001, he was named Chairman of the Board. From 1990 to 1995, Mr. Moch served as President and Chief Executive Officer of Biocyte Corporation, a cellular therapy company that pioneered the use of cord blood stem cells in transplantation therapy. Mr. Moch was a founder and the Managing General Partner of Catalyst Ventures, a seed venture capital partnership, and was a founder of The Liposome Company, Inc. in Princeton, New Jersey, where he served as Vice President from 1982 to 1988. Previously, he was a management consultant with McKinsey & Company, Inc. and a biomedical technology consultant with Channing, Weinberg & Company, Inc. (now The Wilkerson Group/IBM). Mr. Moch received his A.B. in Biochemistry from Princeton University, and an M.B.A. with emphasis in Finance and Marketing from the Stanford Graduate School of Business.

     Edwin D. Bransome, Jr., M.D., was elected a director of Alteon in June 1999. He is a Professor of Medicine and Physiology Emeritus at the Medical College of Georgia, from which he retired as Chief of the Section of Endocrinology and Metabolism in 2000. Dr. Bransome is the Past President of the United States Pharmacopoeial Convention and has been a member of the USP Board of Trustees since 1990. He served on the Georgia Department of Medical Assistance (Medicaid) Drug Utilization Board from 1992-2000 and was its first Chairman. Currently, Dr. Bransome is in medical practice as a consultant in Endocrinology and is Medical Director of the Diabetes Treatment Center at the Aiken, South Carolina Regional Medical Center. He has had faculty positions at the Scripps Clinic and Research Foundation, MIT and the Harvard University School of Medicine. He received his A.B. in 1954 from Yale University and received his M.D. from Columbia University College of Physicians and Surgeons in 1958. His post-graduate training in Internal Medicine and Clinical Endocrinology fellowship was at the Peter Bent Brigham Hospital in Boston and in Biochemistry at Columbia University College of Physicians and Surgeons.

     Marilyn G. Breslow has been a director of Alteon since June 1988. She has been a Portfolio Manager/ Analyst for W.P. Stewart & Co., Inc., the research subsidiary of W.P. Stewart & Co., Ltd., an investment advisory firm in New York City, since 1990, and is President of the New York Office of WPS, Inc. She was a General Partner of Concord Partners and a Vice President of Dillon, Read & Co. Inc. from 1984 to 1990. Prior to Dillon, Read & Co., she worked at Polaroid Corporation from 1973 to 1984 and was with Peat, Marwick, Mitchell & Company from 1970 to 1972. Ms. Breslow holds a B.S. degree from Barnard College and an M.B.A. from the Harvard Graduate School of Business Administration.

     Alan J. Dalby was elected as a director of Alteon in December 1994. He is the former Chairman of Reckitt Benckiser plc, a household products company and is the former Chairman and Chief Executive Officer and a founder of Cambridge NeuroScience, Inc. He was Executive Vice President and member of the Board of Directors for SmithKline Beckman Corporation, retiring in 1987. Mr. Dalby is a director of Acambis plc.

     David McCurdy, who became a director of Alteon in June 1997, is currently the President of EIA (Electronic Industries Alliance), a premier trade organization representing more than 2,100 of the world's leading electronics manufacturers. Before becoming President of EIA in November 1998, Mr. McCurdy was Chairman and Manager of the McCurdy Group L.L.C., a business consulting and investment firm focused on high-growth companies in the fields of healthcare, high technology and international business, which he formed in 1995. Prior to forming the McCurdy Group, Mr. McCurdy served for 14 years in the U.S. House of Representatives from the fourth district of Oklahoma. He held a commission in the United States Air Force Reserve attaining the rank of major and serving as a Judge Advocate General (JAG). A 1972 graduate of the University of Oklahoma, Mr. McCurdy received his J.D. in 1975 from the University of Oklahoma Law School. He also studied international economics at the University of Edinburgh, Scotland, as a Rotary International Graduate Fellow.

     Thomas A. Moore was elected a director of Alteon in October 2001. He is President and Chief Executive Officer of Nelson Communications Worldwide, one of the largest healthcare marketing services globally and a division of Publicis Groupe, S.A. Prior to joining Nelson Communications as President in 1996, Mr. Moore was President of Proctor & Gamble's prescription and over-the counter healthcare business, and Group Vice President of Procter & Gamble. He is Chairman of the American Health Foundation, a non-profit organization that researches the nutritional and environmental factors in cancer and other diseases. Mr. Moore also serves as a member of the Board of Interleukin Genetics Incorporated, a medical and research development firm developing novel diagnostics and therapeutics in multiple disease areas. Mr. Moore holds a B.A. in History from Princeton University.

     George M. Naimark, Ph.D., was elected a director of Alteon in June 1999. He has served as President of Naimark & Barba, Inc., a management consultancy, since September 1966, and Naimark & Associates, Inc., a private healthcare consulting organization, since February 1994. Dr. Naimark has more than 30 years of experience in the pharmaceutical, diagnostic and medical device industries. His experience includes management positions in research and development, new product development and quality control. In addition, Dr. Naimark has authored books on patent law and communications, as well as many articles that appeared in general business, marketing, scientific and medical journals and was the editor of a medical journal. He received his Ph.D. from the University of Delaware in 1951, and received a B.S. and M.S. from Bucknell University in 1947 and 1948, respectively.

     Mark Novitch, M.D., joined Alteon's Board of Directors in 1994, and served as Chairman of the Board from December 1998 to June 2001. He retired as Vice Chairman and Chief Compliance Officer of the Upjohn Company (now Pharmacia Corporation) in December 1993. Prior to joining Upjohn in 1985, he was Deputy Commissioner of the U.S. Food and Drug Administration. Dr. Novitch is a director of Guidant Corporation, a supplier of cardiology and minimally invasive surgery products; Neurogen Corporation, a biopharmaceutical firm focused on central nervous system disorders; Calypte Biomedical, a developer of urine-based diagnostics; and Kos Pharmaceuticals, Inc., a developer of pharmaceutical products for cardiovascular and respiratory conditions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation Committee, which reviews salaries and incentive compensation for employees of and consultants to Alteon, and an Audit Committee, which reviews the results and scope of the audit and other services provided by our independent auditors. In 2001, the Audit and Compensation Committees were comprised of Marilyn G. Breslow, Alan J. Dalby, Edwin D. Bransome, Jr., M.D., David McCurdy, George M. Naimark, Ph.D., Mark Novitch, M.D., and Thomas A. Moore (who served from the date of his election to the Board in October 2001). All of the members of the Audit Committee are independent, as such term is defined by Section 121 of the American Stock Exchange listing standards. The Audit Committee and Compensation Committee each held two meetings during the year ended December 31, 2001. There were nine meetings of the Board of Directors in 2001. With the exception of Ms. Breslow, Mr. Moore and Mr. McCurdy, each of the incumbent directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (2) the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served. We have adopted a written charter for the Audit Committee.

COMPENSATION OF DIRECTORS

     All of the directors are reimbursed for their expenses for each Board and committee meeting attended. Directors who are not compensated as Alteon employees receive $1,500 per meeting for their service to the Board. Non-compensated directors also receive, upon the date of their election or re-election to the Board and on the dates of the next two Annual Meetings of Stockholders (subject to their continued service on the Board of Directors), a stock option to purchase 20,000 shares of common stock (subject to adjustment if they received stock options upon appointment to the Board between Annual Meetings of Stockholders to fill a vacancy or newly created directorship) at an exercise price equal to the fair market value of the common stock on the date of grant. Each of these options will vest and become exercisable on the date of Alteon's first Annual Meeting of Stockholders following the date of grant, subject to the director's continued service on the Board.

     On December 15, 1998, Dr. Novitch entered into a two-year agreement with Alteon regarding his service as Chairman of the Board, pursuant to which he received $60,000 a year, payable in monthly installments, and an option to purchase 200,000 shares of common stock at an exercise price of $0.875 per share. Effective December 2000, this agreement was amended to, among other things, extend the term to June 30, 2001. Under the amended agreement, Dr. Novitch was granted an option to purchase an additional 50,000 shares at an exercise price of $7.00 per share, and continued to receive $60,000 per year, payable in monthly installments, until his retirement as Chairman of the Board in June 2001.

                               EXECUTIVE OFFICERS

     The following table identifies our current executive officers:

                                                                         IN CURRENT
NAME                            AGE     CAPACITIES IN WHICH SERVED     POSITIONS SINCE
----                            ---   ------------------------------   ---------------
Kenneth I. Moch...............  47    Chairman of the Board            June 2001
                                      President and Chief Executive    December 1998
                                        Officer
Robert C. deGroof, Ph.D.(1)...  57    Senior Vice President            March 2000
                                      Scientific Affairs
Judith S. Hedstrom(2).........  45    Senior Vice President            February 2002
                                      Corporate Development
Elizabeth A. O'Dell(3)........  41    Vice President, Finance          October 1993
                                      Secretary and Treasurer

     --------------------
     (1) Robert C. deGroof, Ph.D., joined Alteon as Senior Vice President, Scientific Affairs in March 2000. From April 1990 to February 2000, he was President of Keystone Scientific Management. Dr. deGroof previously served as Director of Regulatory Affairs, World Wide Development Operations, for Bristol-Myers Squibb from July 1987 to March 1990. From October 1994 to July 1987, he was the Assistant Director of Regulatory Affairs at McNeil Consumer Products. Prior to joining the industry, Dr. deGroof was an Assistant Professor of Pharmacology at Jefferson Medical College, Thomas Jefferson University, was the recipient of a National Institutes of Health postdoctoral fellowship at the University of Pennsylvania and was a Grass Fellow in Neurophysiology at the Marine Biological Laboratory, Woods Hole. Dr. deGroof received his B.S. from the University of Florida in 1967 and his Ph.D. in Physiology and Pharmacology from Duke University in 1973.

     (2) Judith S. Hedstrom was appointed Senior Vice President, Corporate Development, in February 2002. From January 1996 to February 2002, she was a leader of the Pharmaceuticals and Medical Products Practice at McKinsey & Company, a global consulting firm, where she provided strategic advice on R&D, marketing, sales and business development matters to many biotechnology and pharmaceutical clients. Prior to that, she was Vice President of Business Development at APACHE Medical Systems from April 1993 to January 1996. From June 1988 to April 1993, she was a Senior Consultant with The Wilkerson Group, at the time a leading healthcare consulting firm. Ms. Hedstrom received her B.A. and M.B.A. degrees from the University of Chicago.

     (3) Elizabeth A. O'Dell has been Vice President of Finance, Secretary and Treasurer since October 1993. She served as the Company's Director of Finance from February 1993 to September 1993, and as Controller of the Company from February 1992 to February 1993. From November 1991 to January 1992, she was the Controller of Radiodection Corp. She was the Director of Internal Operations of Kratos Analytical, Inc. from May 1990 to November 1991, and Controller from March 1987 to April 1990. Prior to that, she served for five years in public accounting in various positions at PricewaterhouseCoopers LLP and Deloitte & Touche LLP. Ms. O'Dell received her B.B.A. and M.B.A from Pace University. She is also a CPA in New Jersey.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the annual and long-term compensation for the fiscal years ended December 31, 2001, 2000 and 1999, of our Chief Executive Officer and two other highly compensated executive officers of Alteon who were serving as executive officers at December 31, 2001, or who served as executive officers during the fiscal year ended December 31, 2001 (collectively, the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                      ANNUAL COMPENSATION               STOCK
                                  ----------------------------      OPTION AWARDS        ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR     SALARY      BONUS      (NUMBER OF SHARES)    COMPENSATION
---------------------------       ----    --------    --------    ------------------    ------------
Kenneth I. Moch.................  2001    $326,025    $100,000(1)       500,000           $ 2,625(3)
  President and                   2000     310,500     100,000(1)       325,000             2,625(3)
  Chief Executive Officer         1999     300,000          --        1,205,000(2)          2,500(3)
Robert C. deGroof, Ph.D.(4).....  2001    $215,000    $ 50,000(1)        75,000           $35,253(5)
  Senior Vice President           2000     166,666          --          325,000            25,125(6)
  Scientific Affairs
Elizabeth A. O'Dell.............  2001    $150,800    $ 15,000(1)        11,667           $ 2,625(3)
  Vice President, Finance         2000     145,000          --          127,500             2,625(3)
  Secretary and Treasurer         1999     140,000          --          240,000(7)          2,500(3)

---------------
(1) Represents a deferred performance bonus.

(2) Includes options for 405,000 shares repriced on February 2, 1999.

(3) Represents matching 401(k) contributions we paid on behalf of the executive officer.

(4) Dr. deGroof began serving as Senior Vice President, Scientific Affairs, in March 2000.

(5) Includes a housing allowance of $32,628 and matching 401(k) contributions of $2,625.

(6) Includes a housing allowance of $22,500 and matching 401(k) contributions of $2,625.

(7) Includes options for 165,000 shares repriced on February 2, 1999.

     The following table sets forth certain information concerning grants of stock options during the fiscal year ended December 31, 2001, to the Named
Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                   POTENTIAL REALIZABLE
                                           PERCENTAGE                                VALUE AT ASSUMED
                                            OF TOTAL                                  ANNUAL RATES OF
                              NUMBER OF     OPTIONS                                     STOCK PRICE
                              SECURITIES   GRANTED TO                                APPRECIATION FOR
                              UNDERLYING   EMPLOYEES    EXERCISE OR                   OPTION TERM(1)
                               OPTIONS     IN FISCAL    BASE PRICE    EXPIRATION   ---------------------
NAME                           GRANTED        2001       PER SHARE       DATE         5%         10%
----                          ----------   ----------   -----------   ----------   --------   ----------
Kenneth I. Moch.............   500,000        70.7%        $2.60       10/17/11    $817,563   $2,071,865
Robert C. deGroof, Ph.D.....    75,000        10.6%        $3.90       12/04/11    $183,952   $  466,170
Elizabeth A. O'Dell.........    11,667         1.7%        $3.90       12/04/11    $ 28,616   $   72,517

---------------
(1) The dollar amounts under these columns are the result of calculations assuming that the price of common stock on the date of the grant of the option increases at the hypothetical 5% and 10% rates set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price over the option term of 10 years.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF
                                   SHARES                  SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                  ACQUIRED                  UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                     ON                    AT DECEMBER 31, 2001         AT DECEMBER 31, 2001(1)
                                  EXERCISE    VALUE     ---------------------------   ---------------------------
NAME                                (#)      REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              --------   --------   -----------   -------------   -----------   -------------
Kenneth I. Moch.................    3,000    $ 8,895     1,353,666       668,334      $4,225,148     $1,220,188
Robert C. deGroof, Ph.D.........       --    $    --       103,750       296,250      $   69,328     $  226,297
Elizabeth A. O'Dell.............   20,000    $68,240       279,375        79,792      $  828,445     $   87,753

---------------
(1) Based on the closing price on the American Stock Exchange at December 31, 2001 ($4.55).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The persons who served as members of the Compensation Committee of the Board of Directors during 2001 were Alan J. Dalby, Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, David McCurdy, George M. Naimark, Ph.D., Mark Novitch, M.D., and Thomas A. Moore (who served from the date of his election to the Board in October 2001). None of the members of the Compensation Committee was an officer, former officer or employee of Alteon.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  General Policies

     The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing and monitoring the general compensation policies and compensation plans of Alteon, as well as the specific compensation levels for executive officers. The Committee also acts as the Administrator under Alteon's Amended and Restated 1987 Stock Option Plan and Amended 1995 Stock Option Plan, and, from time to time, grants options under such Plans.

     Under the supervision of the Committee, Alteon has developed and implemented compensation policies, plans and programs which (1) provide a total compensation package which is intended to be competitive within the industry so as to enable Alteon to attract and retain high-caliber executive personnel, and
(2) seek to align the financial interests of Alteon's employees with those of its stockholders by relying heavily on long-term incentive compensation that is tied to performance.

     The primary components of executive compensation include base salary and long-term equity incentives in the form of stock options. Alteon relies on long-term incentive compensation (i.e., stock options) to motivate the executive officers and other employees. This allows Alteon to retain cash for research and development projects. In determining the size of stock option grants to individual executives, the Committee considers a number of factors, including the following: the level of an executive's job responsibilities; the executive's past performance; the size and frequency of grants by comparable companies; the executive's salary level; the need to provide incentive for the purpose of retaining qualified personnel in light of our current conditions and prospects; the size of any prior grants; and the achievement of designated milestones by the executive. The Committee assigns no specific weight to any of the foregoing (other than achievement of designated milestones by the executive in cases where the executive's employment agreement provides for a grant of a specific size upon achievement of the milestone) when making determinations as to the size of stock option grants.

     Executive officers are also eligible to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual non-financial performance objectives. The Committee sets the performance objectives at the beginning of the fiscal year.

     The Chief Executive Officer is responsible for the development of the annual salary plan for executive officers other than himself. The plan is based on industry and peer group comparisons and national surveys and on performance judgments as to the past and expected future contributions of the individuals. To maintain a competitive level of compensation, Alteon targets base salary at the upper percentiles of a comparative group composed of other biotechnology companies. Base salary may exceed this level as a result of individual performance. The Committee reviews the annual plan and makes recommendations to the Board of Directors, with any modifications it deems appropriate. The Committee believes it has established executive compensation levels which are competitive with companies in the industry, taking into account individual experience, performance of both Alteon and the individual, company size, location and stage of development.

  Compensation of the Chief Executive Officer

     Mr. Moch's compensation was determined on the basis of his expertise and experience, which include over 20 years of experience in the biotechnology and venture capital fields. Mr. Moch received a base salary of $326,025 in 2001. In connection with the extension of his employment agreement to December 2004, Mr. Moch received options to purchase 500,000 shares of Alteon's common stock at an exercise price of $2.60 per share, which was the fair market value of Alteon's common stock on the date of grant. Of the total number of shares underlying this option, 300,000 vest in equal monthly installments over a thirty-six month period, and 200,000 vest in a lump sum in December 2006, subject to accelerated vesting in the event that the average fair market value for the Company's common stock reaches certain specified target prices. The Committee believes that Mr. Moch's compensation arrangements reflect the compensation package necessary to retain his services for Alteon in light of Alteon's current condition and prospects and is commensurate with his expertise and experience as well as with compensation offered by comparable biotechnology companies.

     Effective January 1, 1994, the Internal Revenue Code does not permit corporations to deduct payment of certain compensation in excess of $1,000,000 to the chief executive officer and the four other most highly paid executive officers. All compensation paid to our executive officers for 2001 will be fully deductible, and the Committee anticipates that amounts paid as cash compensation will continue to be fully deductible because the amounts are expected to be less than the $1,000,000 threshold. Under certain circumstances, the executive officers may realize compensation upon the exercise of stock options granted under our stock option plans which would not be deductible by Alteon. Alteon expects to take such action as is necessary to qualify its stock option plans as "performance-based compensation," which is not subject to the limitation, if and when the Committee determines that the effect of the limitation on deductibility warrants such action.

                                          COMPENSATION COMMITTEE
                                          Alan J. Dalby
                                          Edwin D. Bransome, Jr., M.D.
                                          Marilyn G. Breslow
                                          David McCurdy
                                          Thomas A. Moore
                                          George M. Naimark, Ph.D.
                                          Mark Novitch, M.D.

                             AUDIT COMMITTEE REPORT

     The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by Alteon's independent accountant. Management is responsible for Alteon's financial reporting process including its system of internal control and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Alteon's independent accountant is responsible for auditing those financial statements.

     The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of Alteon and are not accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountant included in its report on Alteon's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent accountant do not assure that Alteon's financial statements are presented in accordance with generally accepted accounting principles, that the audit of Alteon's financial statements has been carried out in accordance with generally accepted auditing standards or that Alteon's independent accountant is in fact "independent."

     The Audit Committee has reviewed Alteon's audited annual financial statements for the year ended December 31, 2001, and the related report by Arthur Andersen LLP, Alteon's independent accountant, and has discussed the audited financial statements and report with management and with the independent accountant. The Audit Committee has also discussed with management and the independent accountant the matters required to be discussed by Statement on Auditing Standards 61, as currently in effect. These matters include significant accounting policies, management judgments and accounting estimates, management's consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustment or disagreements with management.

     As required by Independence Standards Board Standard No. 1, as currently in effect, Arthur Andersen LLP has disclosed to the Audit Committee any relationships between it (and its related entities) and Alteon (and its related entities), which, in its professional judgment may reasonably be thought to affect its ability to be independent. In addition, Arthur Andersen LLP has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of Alteon within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934.

     Based on the review and discussions described above, the Audit Committee recommended to Alteon's Board of Directors that the audited financial statements be included in Alteon's annual report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          Marilyn G. Breslow
                                          Edwin D. Bransome, Jr., M.D.
                                          Alan J. Dalby
                                          David McCurdy
                                          Thomas A. Moore
                                          George M. Naimark, Ph.D.
                                          Mark Novitch, M.D.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     The following graph compares the cumulative total stockholder return on our common stock over the five-year period ending December 31, 2001, with the cumulative total return of the NASDAQ CRSP Total Return Index for the NASDAQ Stock Market (U.S. Companies) (the "NASDAQ-US"), NASDAQ Pharmaceutical Stocks Index (the "NASDAQ-Pharm"), the American Stock Exchange U.S. Index ("Amex US") and the American Stock Exchange Health Products & Services Index ("Amex HP&S"). The graph assumes (i) an investment of $100 in our common stock and in each of the indices, and (ii) reinvestment of all dividends. No cash dividends have been declared on our common stock as of December 31, 2001. The stock performance set forth below is not necessarily indicative of future price performance.

                     ALTEON INC. RELATIVE STOCK PERFORMANCE

                                   ALTEON INC.          NASDAQ US         NASDAQ PHARM           AMEX US            AMEX HP&S
                                   -----------          ---------         ------------           -------            ---------
31-Dec-96                            100.00              100.00              100.00              100.00              100.00
31-Dec-97                            139.30              122.48              103.05              125.32              125.30
31-Dec-98                             14.88              172.68              130.81              134.49              117.04
31-Dec-99                             16.67              320.83              246.64              176.81              128.96
29-Dec-00                             65.48              192.98              307.65              165.72              154.26
31-Dec-01                             86.67              153.12              262.19              150.81              145.69

     The preceding performance graph, the Compensation Committee report and the Audit Committee report contained in this Proxy Statement are not to be incorporated by reference into filings we have made or may make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate other filings we have made or may make under those statutes.

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS WITH EXECUTIVE OFFICERS

     Kenneth I. Moch entered into a three-year amended and restated employment agreement with Alteon as of December 15, 1998. By letter agreement dated December 3, 2001, the term of Mr. Moch's amended and restated employment agreement was extended for an additional three years to December 15, 2004. Pursuant to this letter agreement, Mr. Moch received stock options to purchase an aggregate of 500,000 shares of our common stock. Under the amended and restated employment agreement, Mr. Moch serves as our Chief Executive Officer and is entitled to an annual salary of $300,000 (subject to annual review by the Board of Directors) plus an annual bonus of up to $150,000 awarded at the discretion of the Board of Directors.

     Robert C. deGroof, Ph.D., entered into a three-year employment agreement with Alteon as of March 14, 2000. Under the employment agreement, Dr. deGroof is entitled to an annual salary of $200,000 (subject to annual review by the Board of Directors) plus an annual bonus of up to $25,000 awarded at the discretion of the Board of Directors. Pursuant to the agreement, on March 14, 2000, Dr. deGroof received stock options to purchase an aggregate of 250,000 shares of our common stock.

     As of October 21, 2000, Elizabeth A. O'Dell entered into a new employment agreement with Alteon. Under the terms of this agreement, which is due to expire on December 31, 2003, she is entitled to an annual salary of $150,800 for the calendar year 2001. For periods after December 31, 2001, Ms. O'Dell's salary will be subject to annual review by the Board of Directors. Ms. O'Dell is also eligible, at the discretion of the Board of Directors, to receive an annual cash bonus of up to $5,000.

     In addition to provisions in the above-described agreements requiring each individual to maintain the confidentiality of our information and assign inventions to us, such executive officers have agreed that during the terms of their agreements and for one year thereafter, they will not compete with Alteon by engaging in any capacity in any business which is competitive with our business. The employment agreements of Mr. Moch, Dr. deGroof and Ms. O'Dell provide that either party may terminate the agreement upon 30 days' prior written notice, subject to a salary continuation obligation of Alteon if it terminates the agreements without cause. Mr. Moch will receive a 12-month salary continuation and Dr. deGroof and Ms. O'Dell will receive a six-month salary continuation under such circumstances.

     All employment agreements between Alteon and its Vice Presidents provide that all unvested stock options held by such Vice Presidents will vest and become exercisable immediately in the event of a change in control of Alteon.

CHANGE IN CONTROL SEVERANCE BENEFITS PLAN

     In February 1996, we adopted the Alteon Inc. Change in Control Severance Benefits Plan to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control of Alteon. The Severance Plan provides for severance benefits to employees upon certain terminations of employment after or in connection with a change in control of Alteon as defined in the Severance Plan. Following a qualifying termination that occurs as a result of a change in control, officers of Alteon will be entitled to continuation of (i) their base salary for a period of 24 months, and (ii) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control of Alteon, all outstanding unexercisable stock options held by employees will become exercisable.

401(k) PLAN

     We have a tax-qualified employee savings and retirement plan (the "401(k) Plan") covering all of our employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($11,000 in 2002) and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan does not require that we make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan. However, in 1998, we began making discretionary contributions at a rate of 25% of employee contributions up to a maximum of 5% of their base salary. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan, at the direction of each participant, invest the assets of the 401(k) Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 15, 2002, except as otherwise set forth below, by each (i) person who is known to Alteon to own beneficially more than 5% of the common stock, and (ii) current director and Named Officer, including the nominees, and by all current directors and officers as a group:

                                                               AMOUNT AND NATURE OF      PERCENT OF
NAME OF BENEFICIAL OWNER(1)                                   BENEFICIAL OWNERSHIP(1)     CLASS(2)
---------------------------                                   -----------------------    ----------
S.A.C. Capital Associates, LLC..............................         1,925,584(3)           6.0%
  777 Long Ride Road
  Stamford, CT 06902
Charles Livingston Grimes...................................         1,910,000(4)           6.0%
  P.O. Box 136
  Mendenhall, PA 19357
Kenneth I. Moch**...........................................         1,414,122(5)           4.3%
Edwin D. Bransome, Jr., M.D.**..............................            30,000(6)             *
Marilyn G. Breslow..........................................           122,067(7)             *
Alan J. Dalby...............................................            94,998(8)             *
David McCurdy...............................................            66,067(9)             *
Thomas A. Moore.............................................            14,000(10)            *
George M. Naimark, Ph.D.**..................................            42,337(11)            *
Mark Novitch, M.D. .........................................           354,667(12)          1.1%
Robert C. deGroof, Ph.D. ...................................           112,083(13)            *
Elizabeth A. O'Dell.........................................           307,000(14)            *
All current directors and officers as a group (11
  persons)..................................................         2,557,341(15)          7.5%

---------------
  *  Less than one percent.

 **  Nominee for election to the Board of Directors.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 31,764,846 shares of common stock outstanding.

 (3) As set forth in a Schedule 13G/A, dated December 31, 2001, filed by S.A.C. Capital Advisors, LLC, S.A.C. Capital Management, LLC and Steven A. Cohen. Includes 1,352,846 shares of common stock and 572,738 shares of common stock underlying warrants. The shares are held by S.A.C. Capital Associates, LLC. Pursuant to investment agreements, each of S.A.C. Capital Advisors and S.A.C. Capital Management share all investment and voting power over the shares. Steven A. Cohen is the President and Chief Executive Officer of S.A.C. Capital Advisors (the Managing Member of which is a corporation wholly-owned by Mr. Cohen) and the owner, directly and through a wholly owned subsidiary, of 100% of the membership interests of S.A.C. Capital Management. Accordingly, each of S.A.C. Capital Advisors, S.A.C. Capital Management and Mr. Cohen may be deemed to be the beneficial owner of the shares. Mr. Cohen disclaims beneficial ownership of the securities.

 (4) As set forth in a Schedule 13D, dated February 1, 2000, filed by Mr. Grimes with the Securities and Exchange Commission.

 (5) Includes 2,023 shares of common stock and 1,411,999 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after

     February 15, 2002, and 100 shares held by Mr. Moch's sons. Does not include options to purchase 610,001 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

 (6) Includes 10,000 shares of common stock held directly by Dr. Bransome and 20,000 shares of common stock subject to options that were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

 (7) Includes 122,067 shares of common stock subject to options that were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

 (8) Includes 12,467 shares of common stock and 82,531 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

 (9) Includes 66,067 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

(10) Includes 14,000 shares of common stock held directly by Mr. Moore. Does not include an option to purchase 15,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

(11) Includes 5,000 shares of common stock held directly by Dr. Naimark, 4,000 shares held jointly by Dr. Naimark and his wife and 33,337 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

(12) Includes 5,000 shares of common stock held jointly by Dr. Novitch and his wife and 349,667 shares of common stock subject to options that were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include an option to purchase 20,000 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

(13) Includes 112,083 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002. Does not include options to purchase 287,917 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

(14) Includes 20,000 shares of common stock held directly by Ms. O'Dell and 285,000 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002, and 2,000 shares of common stock held by Ms. O'Dell's husband. Does not include options to purchase 74,167 shares of common stock which will become exercisable more than 60 days after February 15, 2002.

(15) Includes 2,482,751 shares of common stock subject to options which were exercisable as of February 15, 2002, or which will become exercisable within 60 days after February 15, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP served as our independent public accountants for the fiscal year ended December 31, 2001. In light of recent, well-publicized events involving Arthur Andersen LLP, the Audit Committee and the Board of Directors are considering whether or not to continue to work with Arthur Andersen LLP and, accordingly, have decided not to seek stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants. Stockholder ratification of the selection of the Company's independent public accountants is not required by the Company's bylaws or other applicable legal requirements; however, the Board of Directors currently intends to seek stockholder ratification of its selection of independent public accountants for the fiscal year ending December 31, 2003 at the Company's 2003 Annual Meeting of Stockholders.

     One or more representatives of Arthur Andersen LLP is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

AUDIT FEES

     The aggregate fees billed to Alteon by Arthur Andersen LLP for the review of our annual financial statements, and the financial statements included in our quarterly reports on Form 10Q, for the fiscal year ended December 31, 2001, totaled $47,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not engage Arthur Andersen LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees billed to Alteon by Arthur Andersen LLP during the fiscal year ended December 31, 2001, for non-audit services (including tax related services), totaled $69,500.

     The Audit Committee has determined that the provision of non-audit services is compatible with maintaining Arthur Andersen LLP's independence.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Alteon with copies of all Forms 3, 4 and 5 they file.

     Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all our officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2001, except that Thomas Moore inadvertently failed to timely report a transaction involving the purchase of stock, which was later reported on a Form 5.

                            STOCKHOLDERS' PROPOSALS

     Stockholders deciding to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders must advise the Secretary of Alteon of such proposals in writing by December 23, 2002. Any stockholder intending to propose a matter at the 2003 Annual Meeting of Stockholders, but not intending for Alteon to include the matter in its proxy statement or form of proxy relating to such meeting, must advise the Secretary of Alteon of such intention in writing at least 20 days prior to the date of such meeting. If Alteon does not receive such notice by that date, the notice will be considered untimely. Our proxy for the 2003 Annual Meeting of Stockholders will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any matter of which Alteon does not receive timely notice.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                    GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Alteon, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by Alteon.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Alteon who will not be specially compensated for these services. The Company has retained the services of Registrar and Transfer Company to assist in the proxy solicitation at a fee estimated to be $20,000. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of Alteon is based upon information received from the individual directors and officers.

     ALTEON HAS FURNISHED, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON APRIL 9, 2002, AND WILL FURNISH TO EACH BENEFICIAL STOCKHOLDER SUCH REPORT UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                          By Order of the Board of Directors

                                          ELIZABETH A. O'DELL
                                          Secretary

Ramsey, New Jersey
April 24, 2002

                                 REVOCABLE PROXY
                                   ALTEON INC.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints Kenneth I. Moch and Elizabeth A. O'Dell and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares and warrants of Alteon Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Crossroads Hotel, One International Boulevard, Mahwah, New Jersey at 9:00 A.M., local time, on Wednesday, June 5, 2002, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).


1.       ELECTION OF DIRECTORS.
         (Mark one only)
                                            FOR ALL
              FOR            WITHHOLD       EXCEPT

              / /               / /           / /


         NOMINEE:  KENNETH I.MOCH,
                   EDWIN D. BRANSOME, JR., M.D., AND
                   GEORGE M. NAIMARK, PH.D.

(Instructions:  To withhold authority for any individual nominee, write that nominee's name in the space provided below.)


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2.       In their discretion, the proxies are authorized to vote upon other matters as may properly come before the Meeting.










   Please be sure to sign and date
     this Proxy in the box below.                Dated:
                                                       -------------------------


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     Signature of Stockholder           Signature of Stockholder if held Jointly

PLEASE CHECK BOX IF YOU PLAN      / /
TO ATTEND THE ANNUAL MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

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 -- DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED. --

                                   ALTEON INC.



This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY